                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): April 19, 2001
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                                 POWERTEL, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             Delaware                    0-23102                  58-1944750
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   (State or other jurisdiction        (Commission            (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)




1239 O.G. Skinner Drive, West Point, Georgia                           31833
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(Address of principal executive offices)                             (Zip Code)




       Registrant's telephone number, including area code: (706) 645-2000
                                                           --------------



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     (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On April 19, 2001, Powertel, Inc. ("Powertel") issued a press release entitled "Powertel, Inc. Announces Preliminary First Quarter 2001 Financial Results." A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Additionally, with respect to our pending mergers with Deutsche Telekom AG ("Deutsche Telekom") and VoiceStream Wireless Corporation ("VoiceStream"), current and prospective Powertel stockholders should note that Deutsche Telekom files annual and special reports and other information, and VoiceStream files annual, quarterly and special reports, proxy statements and other information, with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information filed by Deutsche Telekom, VoiceStream or Powertel at the SEC's public reference room located at 450 Fifth Street, NW, Washington, D.C. 20549. In addition, the VoiceStream and Powertel filings, and the registration statements filed by Deutsche Telekom and VoiceStream in connection with the mergers, are available at the Internet worldwide website maintained by the SEC at www.sec.gov.

         We urge that all current and prospective Powertel stockholders read the public filings of Deutsche Telekom and VoiceStream, including without limitation, those listed below, and any documents that Deutsche Telekom, VoiceStream or Powertel may file in the future with the SEC.

DEUTSCHE TELEKOM SEC FILINGS (FILE NO. 1-14540)                   PERIOD OR FILING DATE
-----------------------------------------------                   ---------------------
Annual Report on Form 20-F and 20-F/A                             Year ended December 31, 1999
Reports on Form 6-K                                               Filed on June 13,  2000,  June  27,  2000,  July 5,
                                                                  2000, July 19, 2000, September 29, 2000, October
                                                                  4, 2000, October 30, 2000, November 9, 2000,
                                                                  December 5, 2000, January 23, 2001, February 8,
                                                                  2001, February 28, 2001 and March 5, 2001

VOICESTREAM SEC FILINGS (FILE NO. 0-29667)                        PERIOD OR FILING DATE
------------------------------------------                        ---------------------
Annual Report on Form 10-K                                        Year ended December 31, 2000
Current Reports on Form 8-K                                       Filed on  February  2,  2001,  February  15,  2001,
                                                                  March 22, 2001 and April 10, 2001



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

                  99.1     Press release dated April 19, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              POWERTEL, INC.



                                              By:  /s/ Fred G. Astor, Jr.
                                                 -----------------------------
                                                 Fred G. Astor, Jr.
                                                 Chief Financial Officer

Dated:  April 19, 2001

                                  EXHIBIT LIST

EXHIBIT NO.       DESCRIPTION
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

99.1              Press release dated April 19, 2001.